UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2015

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 22, 2015, Bear State Financial, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report (i) that it had entered into a Stock Purchase Agreement with Marshfield Investment Company, (ii) that it had increased the authorized capacity under its stock repurchase program and (iii) earnings guidance for the second quarter of 2015.

This Current Report on Form 8-K/A (this “Amendment”) is filed solely to include three exhibits, each of which was noted in the Original Form 8-K as “to be filed by amendment.” Accordingly, this Amendment amends, updates, and supplements the exhibits provided in Item 9.01 of the Original Form 8-K and the remainder of the report (Items 1.01, 3.02, 7.01 and 8.01) is unchanged. This Amendment should be read in connection with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description

2.1*

Stock Purchase Agreement dated as of June 22, 2015 by and between Bear State Financial, Inc. and Marshfield Investment Company. Pursuant to Item 601(b)(2) of the Regulation S-K, certain schedules to this Agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by Marshfield Investment Company. The Registrant agrees to furnish supplementally any omitted schedule to the SEC upon request.

2.2*	List of Schedules to the Stock Purchase Agreement

2.3*	Form of Voting Agreement

99.1**	Press Release dated June 22, 2015

99.2**	Investor Presentation dated June 22, 2015

*       Filed herewith.

**     Previously furnished with Original Form 8-K filed June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: June 25, 2015	By:	/s/ Matt Machen
	Name:	Matt Machen
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1*

Stock Purchase Agreement dated as of June 22, 2015 by and between Bear State Financial, Inc. and Marshfield Investment Company. Pursuant to Item 601(b)(2) of the Regulation S-K, certain schedules to this Agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by Marshfield Investment Company. The Registrant agrees to furnish supplementally any omitted schedule to the SEC upon request.

2.2*	List of Schedules to the Stock Purchase Agreement

2.3*	Form of Voting Agreement

99.1**	Press Release dated June 22, 2015

99.2**	Investor Presentation dated June 22, 2015

*       Filed herewith.

**     Previously furnished with Original Form 8-K filed June 22, 2015.